UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-01402
CONTINENTAL ASSURANCE COMPANY
SEPARATE ACCOUNT (B)
(Exact name of registrant as specified in charter)

333 South Wabash Avenue, Chicago, IL	60604
(Address of principal executive offices)	(Zip code)
Lynne Gugenheim
333 South Wabash Avenue, 23rd Floor
Chicago, IL 60604
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 822-4921
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

Participants’ Inquiries To:
Continental Assurance Company
Separate Account (B)
Attn: Pension Client Services — 42nd Floor
333 S. Wabash Ave.
Chicago, Illinois 60604
(800) 351-3001
Continental Assurance Company
Separate Account (B)
Report to Participants
December 31, 2010
Web Site: www.cna.com/sab/
Internet e-mail: sab@cna.com

Dear Participant:

For the twelve months ended December 31, 2010, Continental Assurance Company Separate Account (B) (Separate Account (B)) had a total return of 6.2% compared to a total return of 15.1% for its benchmark, the Standard & Poor’s (S&P) 500/Citigroup Growth Index®. Separate Account (B)’s performance fell short of its benchmark during a very volatile period in which the broad domestic equity markets lost almost 7% during the first half of the year only to increase by nearly 20% during the second half. For more specific information about the performance of Separate Account (B), please see the Portfolio Manager’s Perspective section.
In spite of the general fear of another recession, real gross domestic product (RGDP) was positive throughout 2010 and is expected to increase again in 2011. Economic forecasts as of December 2010 indicate an expectation that RGDP will grow at a 3.3% pace in the upcoming year, up from 2010’s RGDP increase of 2.9%.
The federal government has taken steps to stimulate the economy in 2011 through tax-cuts and a commitment to an additional round of quantitative easing. Quantitative easing is a form of monetary policy used by central banks when discount rates are at or near zero. Quantitative easing in this case involves the Federal Reserve Board (the Fed) purchasing financial assets in the open market thereby increasing the money supply in the economy. The tax-cut bill passed in late 2010 is expected to pump about $850 billion of stimulus into the economy in 2011. The Fed’s commitment to purchase up to $600 billion of U.S. Treasuries by the end of the second quarter of 2011 will provide additional stimulus. The risk inherent in quantitative easing is that it can lead to increases in inflation and budget deficits. While inflation has yet to emerge as a problem, the 2010 federal budget deficit is expected to be over 10% of GDP for the first time since 1945 and remains a potential threat to economic recovery.
Core inflation, which excludes food and energy prices, is expected to increase during 2011 reaching 1.3% by the end of the year, up from 0.9% at year-end 2010. Core inflation of 1.3% is still relatively benign and should not pose a threat to economic growth in the upcoming year. Unemployment rates, which improved throughout 2010, are expected to improve somewhat during 2011. Economic surveys as of December 2010 show an expectation that the unemployment rate will drop modestly to 9.0% by year-end 2011. Because of its negative impact on consumer spending, which represents more than two-thirds of the total economy, continued high levels of unemployment would likely serve as a drag on economic growth in 2011. The Fed will likely consider raising the Fed Funds Target Rate in 2011 if core inflation gets above 2.0%, the unemployment rate declines significantly, or economic growth exceeds expectations. Consensus forecasts as of December 2010 indicate that the market expects the Fed to leave the Fed Funds Target Rate at its current range of 0.00% to 0.25% until the fourth quarter of 2011 when it will raise the rate to 0.50%.
With the expectation of low inflation, high levels of unemployment and uncertain economic growth, many equity managers focus on defensive positions in the Consumer Staples, Materials and Industrials sectors. Your Portfolio Manager will continue to monitor market conditions closely and make portfolio adjustments that we believe will enhance relative returns within the growth stock universe.
Thank you for your participation.
Cordially,
Dennis R. Hemme
Chairman of the Committee
The statements contained in this management letter, which are not historical facts, are forward-looking statements. When included in this management letter, the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date of this management letter.

Portfolio Manager’s Perspective

In the section below, your Portfolio Manager discusses the performance of Separate Account (B) as well as the overall market environment and key investment strategies used during 2010. Marilou McGirr was the Portfolio Manager for Separate Account (B) from 2002 until February 2011. Ms. McGirr was the Chairman for Separate Account (B) for four years, the trader for Separate Account (B) for eleven years, and has more the twenty-six years of investment experience.
Separate Account (B)’s accumulated unit value, including reinvested dividends, increased by 6.2% during the year ending December 31, 2010. During the same time period, including reinvested dividends, both the S&P 500 Index® (the “S&P 500”) and the S&P 500/Citigroup Growth Index® increased by 15.1%. The S&P 500 is a broad index which contains both value stocks and growth stocks of large-cap U.S. companies (generally defined as companies that have a market capitalization of $10 billion or more). The S&P 500/Citigroup Growth Index® measures the return of the growth stocks contained within the S&P 500 and is the Separate Account (B)’s benchmark for performance. Your portfolio is structured for growth, with a core holding of high quality, large-cap companies. The Portfolio Manager’s investment strategy during 2010, given expectations of persistently high levels of unemployment, low levels of inflation, uncertainty regarding economic growth, and the possibility of another recession was to over-weight the Consumer Staples sector and focus on core positions in the Information Technology sector as well as selective positions in the Health Care sector. Separate Account (B)’s year-to-date performance fell short of its benchmark by 8.9%, largely driven by positions held in the Information Technology and Health Care sectors, an under-weighting in the Energy sector, and various individual stock selections.
Common Stock Sector Distribution
Separate Account (B) and
S&P 500/Citigroup Growth Index ®
December 31, 2010

		S&P 500 /
	Separate	Citigroup
Sector	Account (B)	Growth Index®
Consumer Discretionary	8.5%	13.3%
Consumer Staples	24.7%	11.6%
Energy	0.0%	7.7%
Financials	7.3%	6.9%
Health Care	9.4%	12.2%
Industrials	19.5%	11.8%
Information Technology	21.5%	27.3%
Materials	9.1%	4.1%
Telecommunication Services	0.0%	4.3%
Utilities	0.0%	0.8%

The economy expanded during 2010 as RGDP increased in each quarter and ended the year up 2.9%. Factors contributing positively to economic growth during the year included low levels of core inflation, low interest rates, increasing levels of manufacturing activity, growth in personal income and consumption, and increased consumer confidence. Partially offsetting these positive developments during 2010 were high levels of unemployment, increasing federal deficits, and a sluggish housing market.
Core inflation, which excludes food and energy prices, started 2010 at 1.6% and declined steadily during the year reaching 0.8% by December. Because inflation remained under control, the Federal Reserve Board (the Fed) maintained its low interest rate policy in an effort to continue to stimulate economic growth. The Fed kept the Fed Funds Target Rate range unchanged at 0.00% to 0.25% throughout 2010, maintaining a strategy the Fed began at year-end 2008. Interest rates on U.S. Treasuries remained at historical lows during 2010. Three month U.S. Treasury bill yields were consistently below 0.2% during the year and the yield on the benchmark ten year bond dropped from 3.9% at year-end 2009 to 2.5% at September 2010 only to recover to 3.3% by the end of the year. The Institute of Supply Management’s® manufacturing activity index remained solidly over 50.0 during 2010. Index levels above 50.0 indicate economic expansion while those below 50.0 indicate economic contraction. Over two-thirds of the economy is driven by consumer spending. Consumer confidence, personal income, and personal consumption each increased during 2010. The University of Michigan’s Consumer Confidence Index® improved during 2010 rising to 74.5 by December and averaging 71.8 for the year compared to an average of 66.3 in 2009. Data published by the Bureau of Economic Analysis® indicated that personal income grew at an average annual rate of 3.9% during the first three quarters of 2010 while personal consumption increased by an average annual rate of 3.1% during the same time period.
Unemployment rates improved marginally during 2010 beginning the year at 10.0% and improving slowly to reach 9.4% by December. Although high unemployment rates help keep inflation in check, sustained economic growth over the long term will ultimately require a recovery in the job market. The federal deficit remains a concern and is expected to be in excess of 10.0% of gross domestic product for 2010, the highest level on record since the second world war. The federal deficit will have to be addressed at some point in the future, most likely through a combination of tax increases and spending reduction. Home prices, as measured by the S&P/Case-Shiller® index, were effectively flat during 2010 with the index starting the year at 136 and ending the year at 135. Although new home sales increased during the first half of 2010, the change was largely driven by historically low mortgage rates and tax credit incentives and fell off in the second half of the year as the tax credit incentives expired. We will continue to monitor the portfolio throughout the upcoming year and make adjustments as economic conditions change.

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by Separate Account (B). Also, note that both investment returns and principal value can fluctuate widely, so a participant’s units, when sold, could be worth more or less than their original cost. In addition, the performance data does not reflect the deduction of a sales load or fee which, if reflected, would reduce the performance results. The returns shown do not reflect taxes that a participant would pay on fund distributions or on the sale of Separate Account (B) units.
This report has been prepared for the information of participants in Continental Assurance Company Separate Account (B) and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding Separate Account (B)’s objectives, policies, management, records, sales commissions and other information.

Record of Accumulation Unit Values

	Valuation	Unit Market
	Date	Value
2010	December 31	$28.72
2009	December 31	27.04
2008	December 31	20.64
2007	December 31	32.10
2006	December 31	26.81
2005	December 31	23.08
2004	December 31	21.15
2003	December 31	19.55
2002	December 31	16.00
2001	December 31	20.48

Illustration of Accumulation Unit Values

Separate Account (B) does not make distributions of investment income and realized capital gains; therefore, the unit values include investment income and capital gains. This chart displays the unit value at December 31 for each of the past ten years. These values should not be considered representations of values which may be achieved in the future.

Continental Assurance Company Separate Account (B)
Schedule of Investments

December 31, 2010
	Number of		% of Net
(All investments are in securities of unaffiliated issuers)	Shares	Fair Value	Assets
COMMON STOCKS(*):

CONSUMER DISCRETIONARY
Kohl’s Corporation(**)	15,000	$815,100
Marriott International, Inc. — Class A	26,337	1,094,039

		1,909,139	8.5%

CONSUMER STAPLES
The Coca-Cola Company	15,000	986,550
Costco Wholesale Corporation	18,000	1,299,780
CVS Caremark Corporation	25,000	869,250
Molson Coors Brewing Company — Class B	16,500	828,135
Philip Morris International Inc.	11,000	643,830
The Procter & Gamble Company	14,000	900,620

		5,528,165	24.5%

FINANCIALS
JPMorgan Chase & Co.	19,000	805,980
Morgan Stanley	30,000	816,300

		1,622,280	7.2%

HEALTH CARE
Abbott Laboratories	16,500	790,515
Gilead Sciences, Inc.(**)	20,000	724,800
Pharmaceutical HOLDRS (SM) Trust(***)	9,000	584,640

		2,099,955	9.3%

INDUSTRIALS
CSX Corporation	16,000	1,033,760
Deere & Company	12,000	996,600
Fluor Corporation	10,000	662,600
General Electric Company	35,000	640,150
United Technologies Corporation	13,000	1,023,360

		4,356,470	19.3%

(*)	All common stock holdings are of U.S. domiciled companies.

(**)	Denotes non—income producing holdings for the twelve months ended December 31, 2010.

(***)	A trust consisting of approximately 20 common stocks.
The accompanying Notes are an integral part of these Financial Statements.

Continental Assurance Company Separate Account (B)
Schedule of Investments — continued

December 31, 2010	Number of		% of Net
(All investments are in securities of unaffiliated issuers)	Shares	Fair Value	Assets
COMMON STOCKS(*) — continued:

INFORMATION TECHNOLOGY
Corning Incorporated	35,000	676,200
Google Inc. — Class A(**)	1,500	890,955
Hewlett-Packard Company	19,500	820,950
International Business Machines Corporation	8,000	1,174,080
MasterCard Incorporated — Class A	3,000	672,330
Visa Inc. — Class A	8,000	563,040

		4,797,555	21.2%

MATERIALS
E.I. du Pont de Nemours and Company	21,500	1,072,420
Praxair, Inc.	10,000	954,700

		2,027,120	9.0%

Total Common Stocks		22,340,684	99.0%

SHORT TERM INVESTMENT:

MONEY MARKET
JPMorgan U.S. Government Money Market Fund		216,215	0.9%

Total Short Term Investment		216,215	0.9%

TOTAL INVESTMENTS		22,556,899	99.9%

OTHER ASSETS LESS LIABILITIES		18,311	0.1%

TOTAL PARTICIPANTS’ EQUITY		$22,575,210	100.0%

(*)	All common stock holdings are of U.S. domiciled companies.

(**)	Denotes non—income producing holdings for the twelve months ended December 31, 2010.

(***)	A trust consisting of approximately 20 common stocks.
The accompanying Notes are an integral part of these Financial Statements.

Continental Assurance Company Separate Account (B)
Statement of Assets and Liabilities

December 31, 2010
Assets:
Investments in securities of unaffiliated issuers:
Common stocks, at fair value (cost: $18,033,102)	$22,340,684
Short term investment	216,215

Total investments	22,556,899

Dividends and interest receivable	22,292
Prepaid expenses	4,609

Total assets	$22,583,800

Liabilities:
Fees payable to Continental Assurance Company	$2,344
Accrued expenses	6,246

Total liabilities	8,590

Participants’ equity:
Accumulated net investment income	54,509,128
Accumulated net realized gains on investment transactions	178,738,918
Net unrealized gains	4,307,582
Net decrease in participants’ equity resulting from accumulation unit transactions	(214,980,418)

Total participants’ equity
(785,917 accumulation units outstanding at $28.72 per accumulation unit; unlimited accumulation units authorized)	22,575,210

Total liabilities and participants’ equity	$22,583,800

The accompanying Notes are an integral part of these Financial Statements.

Continental Assurance Company Separate Account (B)
Statement of Operations

Year ended December 31, 2010
Investment income:
Dividends	$443,734
Interest	74

Total investment income	443,808

Expenses:
Investment advisory fees	141,609
Legal and audit	47,040
Prospectus and unitholder reports	6,713
Committee Member fees	30,000
Fidelity bond	6,522
Miscellaneous	5,083

Total expenses	236,967

Net investment income	206,841

Net gains on investments:
Net realized gains on investments	3,788,713
Change in net unrealized gains on investments	(2,466,421)

Net gains on investments	1,322,292

Net increase in participants’ equity resulting from operations	$1,529,133

The accompanying Notes are an integral part of these Financial Statements.

Continental Assurance Company Separate Account (B)
Statements of Changes in Participants’ Equity

Years ended December 31	2010	2009
From operations:
Net investment income	$206,841	$319,109
Net realized gains (losses) on investments	3,788,713	(583,578)
Change in net unrealized gains on investments	(2,466,421)	8,110,023

Net increase in participants’ equity resulting from operations	1,529,133	7,845,554

From accumulation unit transactions:
Withdrawals (350,115 accumulation units in 2010, and 150,443 accumulation units in 2009)	(9,671,063)	(3,686,946)

Net decrease in participants’ equity resulting from accumulation unit transactions	(9,671,063)	(3,686,946)

Total increase (decrease) in participants’ equity	(8,141,930)	4,158,608

Participants’ equity, beginning of the year	30,717,140	26,558,532

Participants’ equity, end of the year	$22,575,210	$30,717,140

The accompanying Notes are an integral part of these Financial Statements.

Continental Assurance Company Separate Account (B)
Financial Highlights

Years ended December 31,
(Per accumulation unit outstanding during the period)	2010	2009	2008	2007	2006
Value at the beginning of the period	$27.04	$20.64	$32.10	$26.81	$23.08
Investment income (1)	0.49	0.48	0.41	0.34	0.30
Expenses (1)	(0.26)	(0.22)	(0.23)	(0.24)	(0.20)

Net investment income	0.23	0.26	0.18	0.10	0.10
Net gains (losses) on investments (1)	1.45	6.14	(11.64)	5.19	3.63

Net increase (decrease) in participants’ equity resulting from operations	1.68	6.40	(11.46)	5.29	3.73

Value at the end of the period	$28.72	$27.04	$20.64	$32.10	$26.81

Net assets ($000’s)	$22,575	$30,717	$26,559	$43,980	$40,224
Total return (2)	6.2%	31.0%	(35.7)%	19.7%	16.2%

Ratio of net investment income to average participants’ equity	0.74%	1.13%	0.63%	0.34%	0.40%
Ratio of expenses to average participants’ equity	0.85%	0.95%	0.83%	0.82%	0.83%
Portfolio turnover rate	33%	11%	22%	11%	43%
Number of accumulation units outstanding at the end of the period	785,917	1,136,032	1,286,475	1,370,245	1,500,346

(1)
From 2006 through 2009, investment income, expenses and net gains (losses) on investments per accumulation unit was based on a monthly average of units outstanding during the period. For 2010, investment income, expenses and net gains (losses) on investments per accumulation unit was based on a daily weighted average of units outstanding during the period.

(2)
These numbers do not reflect the deduction of a sales load or fee and, if reflected, the sales load or fee would reduce the total return. In addition, the returns shown do not reflect taxes that a participant would pay on Separate Account (B) distributions or on the sale of Separate Account (B) units. The total return figures presented here represent past performance, which is not a guarantee of future results that may be achieved by Separate Account (B).

The accompanying Notes are an integral part of these Financial Statements.

Notes to Financial Statements

Note 1. Significant Accounting Policies

Organization
Separate Account (B) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Separate Account (B) is a separate account of Continental Assurance Company (CAC), an Illinois life insurance company which is a wholly-owned subsidiary of Continental Casualty Company (CCC). CCC is wholly-owned by The Continental Corporation (TCC). TCC is wholly-owned by CNA Financial Corporation (CNAF). Loews Corporation owned approximately 90% of the outstanding common stock of CNAF as of December 31, 2010.
CAC sold the vast majority of its life and group businesses in 2003 and 2004 and is no longer soliciting sales in the remaining life and group businesses, including Separate Account (B). Accordingly, new purchases of accumulation units by Separate Account (B) participants generally are not being accepted, except where contractually required. CAC also provides investment advisory and administrative services to Separate Account (B) for a fee. For a detailed discussion of the fee structure related to the investment advisory and administrative services, please see Note 3. Fees and Other Transactions with Affiliates.
The assets and liabilities of Separate Account (B) are segregated from those of CAC.
Investments
Investments in securities traded on national securities exchanges are valued at the last reported sales price. Money market funds are valued at net asset value which approximates fair value.
Net realized gains and losses on sales of securities are determined as the difference between proceeds and cost, using the specific identification method.
Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income on the money market fund is accrued on a daily basis.
Options
CAC, on behalf of Separate Account (B), may write covered call options for income enhancement purposes, purchase covered put options for hedging purposes and close out such positions with other option transactions. There were no option transactions for the year ended December 31, 2010 and no options were outstanding as of December 31, 2010.
Expenses
Most of the expenses of Separate Account (B) are paid directly by Separate Account (B). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. For a detailed discussion of the fee and expense structure of Separate Account (B), please see Note 3. Fees and Other Transactions with Affiliates.
Federal Income Taxes
Separate Account (B) is not qualified as a “regulated investment company” under subchapter M of the Internal Revenue Code, as it is not taxed separately from CAC. While Separate Account (B) is part of the total operations of CAC, under existing federal income tax law, no taxes are payable on the investment income and realized capital gains which are reinvested in Separate Account (B) and which are taken into account in determining the value of the accumulation unit and the value of the annuity unit and which are not distributed to participants except as part of annuity payments. Both investment income and realized capital gains are accumulated and reinvested.
Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Investments

Year Ended
December 31, 2010
Net realized gains on investments
Aggregate proceeds — common stock	$18,807,547
Aggregate cost — common stock	15,018,834

Net realized gains on investments	$3,788,713

Aggregate cost of securities purchased
Common stocks	$9,217,895

Note 3. Fees and Other Transactions with Affiliates

Under the Second Restated and Amended Investment Advisory Agreement with CAC (the Amended Advisory Agreement), Separate Account (B) directly pays most of the fees and expenses associated with Separate Account (B) including professional fees, fees of Committee Members not employed by CAC, and printing and fidelity bond costs. CAC pays for fees and expenses related to the sale of accumulation units, as well as the fees and expenses related to its investment advisory services. Under the Amended Advisory Agreement, Separate Account (B) pays CAC a monthly investment advisory fee, computed at the annual rate of 0.5% of the average daily net asset value of Separate Account (B).
The assets of Separate Account (B) can be invested in securities contracts of investment companies, which charge advisory and administrative fees that are separate and in addition to the advisory fee charged by CAC. Under the Amended Advisory Agreement, CAC agreed to limit the amount of indirect expenses that Separate Account (B) would incur for assets invested in securities contracts of investment companies (excluding assets invested in money market funds) to 0.2% of the average daily net asset value of Separate Account (B) on any business day by having CAC reimburse Separate Account (B) for any indirect expenses in excess of this amount. Separate Account (B) did not invest in securities contracts of investment companies (other than money market funds) for the year ended December 31, 2010. Accordingly, no such reimbursement was required during such period.
Participants pay fees directly to CAC for sales and administrative services, which are deducted from participants’ accounts on an annual basis (included in accumulation unit transaction withdrawals in the Statements of Changes in Participants’ Equity). Sales fees represent costs paid by participants upon purchase of additional accumulation units; administrative fees are deducted annually from applicable participants’ accounts.

Year ended
December 31, 2010
Fees and expenses paid to CAC
Investment advisory fees charged to participants’ equity	$141,609
Administrative fees paid by participants	1,725

Total	$143,334

Note 4. Fair Value

Fair value is the price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The following fair value hierarchy is used in selecting inputs, with the highest priority given to Level 1, as these are the most transparent or reliable.
Level 1 — Quoted prices for identical instruments in active markets.
Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs are observable in active markets.
Level 3 — Valuations derived from valuation techniques in which one or more significant inputs are unobservable.
Assets and liabilities measured at fair value on a recurring basis are summarized below.

				Total
				investments at
December 31, 2010	Level 1	Level 2	Level 3	fair value
Common stocks	$22,340,684	$—	$—	$22,340,684
Short term investment	216,215	—	—	216,215

Total investments	$22,556,899	$—	$—	$22,556,899

Common stocks and the short term investment, classified within Level 1 of the fair value hierarchy, include publicly traded securities valued using quoted market prices and a money market fund, which are actively traded.
The carrying value of financial instruments reported on the Statement of Assets and Liabilities, including Dividends and interest receivable, Prepaid expenses, Fees payable to Continental Assurance Company and Accrued expenses, approximate fair value because of the short term nature of these items.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Committee Members and the Participants of
Continental Assurance Company Separate Account (B)
Chicago, Illinois
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Continental Assurance Company Separate Account (B) (“Separate Account”) (a separate account of Continental Assurance Company, which is an affiliate of CNA Financial Corporation, an affiliate of Loews Corporation), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in participants’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2010, the results of its operations for the year then ended, the changes in its participants’ equity for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 25, 2011

Committee Members and Executive Officers

The management of Separate Account (B), including general supervision of the duties performed for it by CAC, is the responsibility of the Committee Members of Separate Account (B). The number of Committee Members of Separate Account (B) is currently set at five. None of the Committee Members who are not “interested” persons of Separate Account (B) has been a director or employee of, or consultant to, the adviser or its affiliates in the last twenty years. The names and business addresses of the Committee Members and executive officers of Separate Account (B), their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

				Number of	Other
				Portfolios	Directorships
				in Fund Complex	Held by
	Position(s)			Overseen by	Director or
	Held with	Term of Office and	Principal Occupation(s)	Director or Nominee	Nominee
Name, Address and Date of Birth	Fund	Length of Time Served	During the Last 5 Years	for Director	for Director

Disinterested Committee Members

Richard T. Fox	Committee	One Year	Financial Consultant	One	None
333 South Wabash Avenue	Member	Since
Chicago, Illinois 60604		February 1986
Born February 15, 1938

Petrine J. Nielsen	Committee	One Year	Retired	One	None
333 South Wabash Avenue	Member	Since
Chicago, Illinois 60604		June 2004
Born June 27, 1940

Peter J. Wrenn	Committee	One Year	Chairman and Chief	One	None
333 South Wabash Avenue	Member	Since	Executive Officer
Chicago, Illinois 60604		April 1987	of Hudson
Born February 10, 1936			Technology, Inc.
(tooling and
manufacturing)

				Number of	Other
				Portfolios	Directorships
				in Fund Complex	Held by
				Overseen by	Director or
	Position(s) Held	Term of Office and	Principal Occupation(s)	Director or Nominee	Nominee
Name, Address and Date of Birth	with Fund	Length of Time Served	During the Last 5 Years	for Director	for Director

Interested Committee Members and Executive Officers

Dennis R. Hemme*	Committee Member;	One Year	Senior Vice	One	None
333 South Wabash Avenue	Chairman and	Since	President and
Chicago, Illinois 60604	President	May 2003	Treasurer of CAC
Born June 19, 1955			and CCC since April
2007; prior thereto
Vice President and
Treasurer of CAC
and CCC

Marilou R. McGirr*	Committee Member;	One Year	Vice President and	One	None
333 South Wabash Avenue	Vice President and	Since	Assistant Treasurer
Chicago, Illinois 60604 Born March 29, 1953	Treasurer until February 2011	November 1997	of CAC and CCC until February 2011;
Portfolio Manager
of Separate Account
(B) until February 2011

Thomas C. Scott	Principal Executive	N/A	Senior Vice	N/A	N/A
333 South Wabash Avenue	Officer	Since	President of CAC’s
Chicago, Illinois 60604		July 2009	Life and Group
Born March 4, 1947			Operations

Lawrence J. Boysen	Principal Financial and	N/A	Senior Vice	N/A	N/A
333 South Wabash Avenue	Accounting Officer	Since	President and
Chicago, Illinois 60604		July 2009	Corporate
Born December 3, 1955			Controller of CAC
and CCC

Michael P. Coffey	Chief Compliance	One Year	Assistant Vice	N/A	N/A
333 South Wabash Avenue	Officer	Since	President and
Chicago, Illinois 60604		August 2004	Assistant General
Born October 10, 1966			Counsel of CAC and
CCC since April
2006; prior thereto
Director and Senior
Counsel of CAC and
CCC

*	An “interested person” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (1940 Act), by virtue of his/her employment with CAC or any of its affiliated companies. See “Remuneration of Committee Members” for a further description of the affiliated companies.

Remuneration of Committee Members

Separate Account (B) pays Committee Members a fee for their service of $10,000 per annum and reimburses Committee Members for expenses incurred in attending Committee meetings. However, no payments of fees or expenses are made by Separate Account (B) to any Committee Member who is an officer, or employee of, or special consultant to, CAC, CCC, CNAF or any of their affiliated companies (an “interested person”). Therefore, neither Mr. Hemme nor Ms. McGirr has received, nor will receive, any such payments. In addition, no Executive Officer of Separate Account (B) receives any such payments from Separate Account (B).

Quarterly Portfolio of Investments and Proxy Voting

Separate Account (B) files its complete schedule of investments with the Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q which, when filed, is available without charge, upon written request. Please send a written request to Continental Assurance Company Separate Account (B), Attn: Pension Client Services — 42nd Floor, 333 S. Wabash Ave. Chicago, Illinois 60604.
Separate Account (B)’s proxy voting guidelines and information regarding how Separate Account (B) voted proxies relating to portfolio securities held during the most recent 12-month period ended December 31, 2010 are available without charge, upon request, by calling Continental Assurance Company toll-free at (800) 351-3001.
You may also obtain Separate Account (B)’s proxy voting guidelines, information regarding how proxies were voted, Separate Account (B)’s complete schedule of investments, and other fund information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. The SEC may charge a copying fee for this information. You may also request information about Separate Account (B) by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Securities and Exchange Commission, Washington,
D.C. 20549-0102.

ITEM 2.	CODE OF ETHICS.
The Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. No substantive amendments were approved or waivers were granted to this Code of Ethics during the period covered by this report. The Registrant undertakes to provide a copy of this Code of Ethics without charge to anyone who makes a written request to the Secretary of the Registrant at the following address:
Continental Assurance Company Separate Account (B)
333 South Wabash Avenue
Chicago, IL 60604
Attn: Secretary, 23rd Floor

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Committee of the Registrant has determined that Richard T. Fox qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fox is considered “independent” as described for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)-(d) Aggregate fees billed to the Registrant for the last two fiscal years for professional services rendered by the Registrant’s principal accountant (Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates) are listed below.

	2010	2009
Audit Fees Allocated to the Registrant	$40,000	$40,000
Audit-Related Fees Allocated to Registrant	$—	$—
Tax Fees Allocated to Registrant	$—	$—
All Other Fees Allocated to Registrant	$—	$—
Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-Related Fees include amounts for attest services not required by statute or regulation. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. All Other Fees include amounts for products and services not reported in Audit Fees, Audit-Related Fees and Tax Fees.
(e) (1) The Registrant’s Audit Committee is required to approve the engagement of the auditors and all non-audit services provided to the Registrant. The Audit Committee has established a pre-approval policy with regard to auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent registered public accountants, subject to certain de minimis exceptions for non-audit services which are approved by the Audit Committee prior to the completion of the audit. Under this policy, the Audit Committee annually pre-approves certain limited, specified recurring services which may be provided by the principal accountant. All other engagements for services to be performed by the principal accountant for Registrant must be separately pre-approved by the Audit Committee. The Audit Committee may also form and delegate authority to a subcommittee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.
(2)	No services included in (a) — (d) above were required to be approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable as less than fifty percent.
(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $1.2 million and $4.6 million. The aggregate fees for the preceding fiscal year have been adjusted from those presented in the Registrant’s Form N-CSR for the preceding fiscal year.
(h) The Registrant’s Audit Committee has considered whether the provision by the Registrant’s principal accountant of non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of

Regulation S-X is compatible with maintaining the principal accountant’s independence and determined that it was compatible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.
(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.
(b) Not applicable to the Registrant.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There were no changes to the procedures by which participants may recommend nominees to the Committee.

ITEM 11.	CONTROLS AND PROCEDURES.
(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (1940 Act)) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial and accounting officer have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.
(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a) (1) Registrant’s Code of Ethics: Not applicable. Please see Item 2 above.
(a) (2) Separate certifications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940: Attached hereto as EX-99.CERT.
(a) (3) Not applicable to the Registrant.
(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940: Attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Continental Assurance Company Separate Account (B)

By:	/s/ THOMAS C. SCOTT
Thomas C. Scott
Principal Executive Officer
Date: February 25, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ THOMAS C. SCOTT
Thomas C. Scott
Principal Executive Officer
Date: February 25, 2011

By:	/s/ LAWRENCE J. BOYSEN
Lawrence J. Boysen
Principal Financial and Accounting Officer
Date: February 25, 2011